Prudential Investment Portfolios, Inc. 10
PGIM QMA Mid-Cap Value Fund
PGIM Jennison Equity Income Fund

Supplement dated June 22, 2018 to the Currently Effective Statement of Additional Information

1.	Effective as of July 1, 2018, the Funds’ Manager, PGIM Investments LLC (PGIM Investments), has agreed to contractually reduce its management fee rates. To reflect this change, effective as of July 1, 2018, the management fee rates appearing for PGIM Investments in Part I of the Statement of Additional Information are hereby deleted, and the following new management fee rates are substituted for each Fund:

PGIM Jennison Equity Income Fund
0.77% of average daily net assets up to $500 million;
0.74% of average daily net assets from $500 million to $1 billion;
0.725% of average daily net assets from $1 billion to $2.5 billion;
0.70% of average daily net assets from $2.5 billion to $7.5 billion;
0.675% of average daily net assets from $7.5 billion to $10 billion
0.65% of average daily net assets over $10 billion

PGIM QMA Mid-Cap Value Fund
0.73% of average daily net assets up to $1 billion;
0.71% of average daily net assets from $1 billion to $3 billion;
0.69% of average daily net assets from $3 billion to $5 billion;
0.67% of average daily net assets over $5 billion

2.	Effective as of July 1, 2018, the Funds’ subadvisers have agreed to contractually reduce their subadvisory fee rates. To reflect this change, effective as of July 1, 2018, the subadvisory fee rates appearing in Part I of the Statement of Additional Information are hereby deleted, and the following new subadvisory fee rates are substituted:

PGIM Jennison Equity Income Fund
0.385% to $500 million; 0.36% over $500 million to $1 billion; 0.34% over $1 billion to $3 billion; 0.33% over $3 billion to $5 billion; 0.32% over $5 billion.

PGIM QMA Mid-Cap Value Fund
0.365% to $1 billion; 0.355% over $1 billion to $3 billion; 0.345% over $3 billion to $5 billion; 0.335% over $5 billion.

LR1058